UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21202

John Hancock Preferred Income Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock INVESTMENTS

John Hancock

Preferred Income Fund II

Annual Report

7.31.13

Ticker | **HPF**

Management’s discussion of
Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Preferred securities posted modestly positive returns during the 12 months ended July 31, 2013, outpacing U.S. investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index’s return of –1.90%, but significantly lagging U.S. common stocks, as evidenced by the 25.00% advance of the broad S&P 500 Index. For the 12 months ended July 31, 2013, John Hancock Preferred Income Fund II returned 0.41% at closing net asset value (NAV) and –4.79% at closing market price. The difference in the fund’s performance at NAV and its performance at market price stems from the fact that the market price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the fund’s NAV at any time. For the same 12-month period, the Bank of America Merrill Lynch Hybrid Preferred Securities Index returned 1.81%. These indexes are unleveraged and generally do not invest in below investment grade securities.

The performance of the fund’s holdings was driven primarily by the relative attractiveness of their coupons. Some of the worst performers were those with comparatively low coupons—under 6%—including NextEra Energy Capital Holdings, Inc., Southern California Edison Company, and BB&T Corp. The fund had more exposure to such low-coupon holdings than the Bank of America Merrill Lynch Hybrid Preferred Securities Index, and that detracted from the fund’s performance relative to that benchmark. In contrast, preferred securities with relatively high coupons performed best. In this category, some of the fund’s best performers were MetLife, Inc., PNC Financial Services Group, Inc., and BGE Capital Trust II. The fund also benefited from holdings in foreign financial companies such as ING Groep NV, Deutsche Bank, Santander Finance Preferred SA Unipersonal, and Barclays Bank PLC, which typically offered higher coupons than comparable financial companies in the United States and provided a hedge of sorts against rising U.S. interest rates.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. The fund’s use of leverage creates additional risks, including greater volatility of the fund’s NAV, market price, and returns. There is no assurance that the fund’s leverage strategy will be successful.

The fund normally will invest at least 25% of its total assets in the industries comprising the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other mutual funds, and the value of its investments may go up and down more rapidly. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, and regulatory and market impacts. The fund’s investments in securities of foreign issuers involve special risks, such as political, economic, and currency risks, and differences in accounting standards and financial reporting.

6	Preferred Income Fund II | Annual report

Portfolio summary

Top 10 Issuers (32.5% of Total Investments on 7-31-13)[1,2]

PPL Corp.	4.8%	U.S. Bancorp	3.1%

Entergy	3.5%	MetLife, Inc.	3.0%

Public Storage, Inc.	3.2%	United States Cellular Corp.	2.9%

Qwest Corp.	3.1%	Merrill Lynch Preferred Capital Trusts	2.9%

JPMorgan Chase Capital XXIX	3.1%	ING Groep NV	2.9%

Sector Composition[1,3]

Financials	59.0%	Consumer Staples	2.1%

Utilities	27.4%	Industrials	0.6%

Telecommunication Services	8.1%	Consumer Discretionary	0.1%

Energy	2.6%	Short-Term Investments	0.1%

Country Composition[1,3,4]

United States	88.7%	Spain	1.2%

Netherlands	5.2%	Bermuda	0.1%

United Kingdom	4.8%

Quality Composition[1,5]

A	9.0%

BBB	59.6%

BB	25.4%

B	1.4%

CCC & Below	0.8%

Common Stocks	3.7%

Short-Term Investments	0.1%

1 As a percentage of the fund’s total investments on 7-31-13.

2 Cash and cash equivalents not included.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the fund may focus on particular sectors, its performance may depend on the performance of those sectors. The fund’s investments in securities of foreign issuers involve special risks such as political, economic and currency risks and differences in account standards and financial reporting.

4 Each security trades in U.S. dollars.

5 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. All ratings are as of 7-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Preferred Income Fund II	7

Fund’s investments

As of 7-31-13

	Shares	Value

Preferred Securities (a) 143.3% (92.7% of Total Investments)		$622,088,941

(Cost $625,160,325)

Consumer Discretionary 0.1%		543,150

Media 0.1%

Comcast Corp., 5.000%	22,500	543,150

Consumer Staples 3.3%		14,435,008

Food & Staples Retailing 3.3%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	160,000	14,435,008

Energy 1.7%		7,266,300

Oil, Gas & Consumable Fuels 1.7%

Apache Corp., Series D, 6.000%	159,000	7,266,300

Financials 91.2%		395,734,937

Capital Markets 8.5%

Morgan Stanley Capital Trust III, 6.250% (Z)	272,000	6,805,440

Morgan Stanley Capital Trust IV, 6.250% (Z)	155,000	3,879,650

Morgan Stanley Capital Trust V, 5.750% (Z)	285,000	7,045,200

Morgan Stanley Capital Trust VII, 6.600%	52,400	1,318,384

State Street Corp., 5.250%	62,000	1,476,840

The Goldman Sachs Group, Inc., 6.125% (L)(Z)	655,200	16,550,352

Commercial Banks 21.9%

Barclays Bank PLC, Series 3, 7.100% (L)(Z)	345,000	8,694,000

Barclays Bank PLC, Series 5, 8.125% (L)(Z)	330,000	8,395,200

BB&T Corp., 5.200%	320,000	7,203,200

BB&T Corp., 5.625% (Z)	392,500	9,200,200

HSBC USA, Inc., 6.500% (Z)	50,000	1,254,500

PNC Financial Services Group, Inc., 5.375%	70,000	1,654,800

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	145,000	3,806,250

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	480,000	9,283,200

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	329,000	8,767,850

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%) (Z)	200,000	5,330,000

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%) (L)(Z)	570,000	15,355,800

Wells Fargo & Company, 8.000% (L)(Z)	560,000	15,898,400

8	Preferred Income Fund II | Annual report	See notes to financial statements

	Shares	Value

Consumer Finance 5.8%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (L)(Z)	725,000	$18,023,500

SLM Corp., 6.000% (Z)	177,500	3,974,225

SLM Corp., Series A, 6.970%	64,000	3,120,000

Diversified Financial Services 22.3%

Deutsche Bank Capital Funding Trust X,
7.350%	155,722	3,967,797

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	167,500	4,221,000

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	392,500	10,464,050

General Electric Capital Corp., 4.700% (Z)	375,000	7,920,000

ING Groep NV, 7.050% (L)(Z)	775,700	19,283,902

JPMorgan Chase Capital XXIX, 6.700% (L)(Z)	802,500	20,720,550

Merrill Lynch Preferred Capital Trust III, 7.000%	340,000	8,636,000

Merrill Lynch Preferred Capital Trust IV,
7.120%	180,000	4,572,000

Merrill Lynch Preferred Capital Trust V, 7.280%	250,000	6,345,000

RBS Capital Funding Trust V, 5.900%	398,000	7,904,280

RBS Capital Funding Trust VII, 6.080%	145,000	2,876,800

Insurance 15.9%

Aegon NV, 6.375% (L)(Z)	420,000	10,357,200

Aegon NV, 6.500%	205,000	5,063,500

American Financial Group, Inc., 7.000% (Z)	274,000	7,332,240

MetLife, Inc., Series B, 6.500% (L)(Z)	805,547	20,291,729

Phoenix Companies, Inc., 7.450%	216,500	5,193,835

Prudential Financial, Inc., 5.750%	125,000	2,950,000

Prudential PLC, 6.500% (Z)	103,000	2,544,100

RenaissanceRe Holdings, Ltd., Series C, 6.080%	16,250	403,325

W.R. Berkley Corp., 5.625%	700,000	14,896,000

Real Estate Investment Trusts 16.7%

Duke Realty Corp., Depositary Shares, Series J,
6.625% (L)(Z)	449,400	11,266,458

Duke Realty Corp., Depositary Shares, Series K,
6.500% (Z)	110,000	2,750,000

Duke Realty Corp., Depositary Shares, Series L,
6.600% (Z)	109,840	2,744,902

Kimco Realty Corp., 6.000% (L)(Z)	680,000	16,503,600

Public Storage, Inc., 5.200% (Z)	255,000	5,556,450

Public Storage, Inc., 5.750%	313,000	7,371,150

Public Storage, Inc., 6.350% (Z)	163,000	4,109,230

Public Storage, Inc., Depositary Shares,
Series Q, 6.500%	119,800	3,030,940

Public Storage, Inc., Series P, 6.500%	56,000	1,417,360

Senior Housing Properties Trust, 5.625%	390,000	8,498,100

Ventas Realty LP, 5.450%	210,000	4,665,948

Wachovia Preferred Funding Corp., Series A,
7.250% (Z)	170,000	4,462,500

See notes to financial statements	Annual report | Preferred Income Fund II	9

	Shares	Value

Thrifts & Mortgage Finance 0.1%

Federal National Mortgage Association,
Series S, 8.250% (I)	75,000	$378,000

Industrials 1.0%		4,249,000

Machinery 1.0%

Stanley Black & Decker, Inc., 5.750% (Z)	175,000	4,249,000

Telecommunication Services 12.5%		54,214,120

Diversified Telecommunication Services 4.8%

Qwest Corp., 6.125%	30,000	676,200

Qwest Corp., 7.000%	60,000	1,510,200

Qwest Corp., 7.375% (Z)	567,500	14,386,125

Qwest Corp., 7.500%	172,500	4,422,900

Wireless Telecommunication Services 7.7%

Telephone & Data Systems, Inc., 6.625% (Z)	161,300	4,040,565

Telephone & Data Systems, Inc., 6.875%	85,000	2,175,150

Telephone & Data Systems, Inc., 7.000% (Z)	283,000	7,304,230

United States Cellular Corp., 6.950% (L)(Z)	772,500	19,698,750

Utilities 33.5%		145,646,426

Electric Utilities 24.6%

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)	39,870	4,055,529

Duke Energy Corp., 5.125%	680,000	15,687,600

Duquesne Light Company, 6.500%	98,450	5,030,795

Entergy Arkansas, Inc., 5.750% (Z)	66,400	1,610,200

Entergy Louisiana LLC, 5.250%	220,000	4,868,600

Entergy Louisiana LLC, 5.875% (Z)	186,750	4,579,110

Entergy Louisiana LLC, 6.000% (Z)	185,000	4,634,250

Entergy Mississippi, Inc., 6.000%	182,025	4,517,861

Entergy Mississippi, Inc., 6.200%	99,000	2,499,750

Entergy Texas, Inc., 7.875%	37,400	1,000,076

FPL Group Capital Trust I, 5.875% (Z)	267,800	6,727,136

Gulf Power Company, 5.750% (Z)	141,000	3,634,980

HECO Capital Trust III, 6.500% (L)(Z)	187,750	4,956,600

NextEra Energy Capital Holdings, Inc., 5.125%	73,000	1,569,500

NextEra Energy Capital Holdings, Inc.,
5.700% (L)(Z)	635,000	14,897,100

NSTAR Electric Company, 4.780%	15,143	1,506,729

PPL Capital Funding, Inc., 5.900% (Z)	700,000	16,093,000

SCE Trust I, 5.625%	60,000	1,367,400

SCE Trust II, 5.100%	360,000	7,642,800

Multi-Utilities 8.9%

BGE Capital Trust II, 6.200% (Z)	488,000	12,268,320

DTE Energy Company, 5.250%	270,000	6,301,800

DTE Energy Company, 6.500%	221,050	5,700,880

SCANA Corp., 7.700% (Z)	538,900	14,496,410

10	Preferred Income Fund II | Annual report	See notes to financial statements

			Shares	Value

Common Stocks 5.8% (3.7% of Total Investments)				$25,034,230

(Cost $25,090,975)

Energy 0.1%				414,400

Oil, Gas & Consumable Fuels 0.1%

BP PLC, ADR			10,000	414,400

Utilities 5.7%				24,619,830

Electric Utilities 4.8%

FirstEnergy Corp.			128,000	4,872,960

PPL Corp.			501,000	15,916,770

Multi-Utilities 0.9%

National Grid PLC, ADR			45,000	2,681,550

TECO Energy, Inc.			65,000	1,148,550

		Maturity
	Rate (%)	date	Par value	Value

Capital Preferred Securities (b) 1.1% (0.8% of Total Investments)				$5,039,945

(Cost $5,574,000)

Utilities 1.1%				5,039,945

Multi-Utilities 1.1%

Dominion Resources Capital Trust III (L)(Z)	8.400	1-15-31	$5,000,000	5,039,945

Corporate Bonds 4.2% (2.7% of Total Investments)				$18,081,372

(Cost $17,396,578)

Energy 2.2%				9,521,372

Oil, Gas & Consumable Fuels 2.2%

Energy Transfer Partners LP (P)(S)	3.283	11-01-66	10,550,000	9,521,372

Utilities 2.0%				8,560,000

Electric Utilities 2.0%

Southern California Edison Company
(6.250% to 2-1-22, then 3 month LIBOR +
4.199%) (L)(Q)(Z)	6.250	2-01-22	8,000,000	8,560,000

See notes to financial statements	Annual report | Preferred Income Fund II	11

	Par value	Value

Short-Term Investments 0.1% (0.1% of Total Investments)		$463,000

(Cost $463,000)

Repurchase Agreement 0.1%		463,000
Repurchase Agreement with State Street Corp. dated 7-31-13 at
0.010% to be repurchased at $463,000 on 8-1-13, collateralized by $475,000 U.S. Treasury Notes, 0.875% due 4-30-17 (valued at
$473,961, including interest)	$463,000	463,000

Total investments (Cost $673,684,878)† 154.5%		$670,707,488

Other assets and liabilities, net (54.5%)		($236,584,231)

Total net assets 100.0%		$434,123,257

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(a) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(b) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(I) Non-income producing security.

(L) A portion of this security is a Lent Security as of 7-31-13, and is part of segregated collateral pursuant to the Committed Facility Agreement. Total value of Lent Securities at 7-31-13 was $197,183,927

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 7-31-13 was $396,381,439.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $673,783,952. Net unrealized depreciation aggregated $3,076,464, of which $22,254,406 related to appreciated investment securities and $25,330,870 related to depreciated investment securities.

The fund had the following country concentration as a percentage of total investments on 7-31-13:

United States	88.7%
Netherlands	5.2%
United Kingdom	4.8%
Spain	1.2%
Bermuda	0.1%

Total	100.0%

12	Preferred Income Fund II | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $673,684,878)	$670,707,488
Cash	778,485
Cash segregated at custodian for swap contracts	720,000
Dividends and interest receivable	1,071,515
Swap contracts, at value	566,686
Other receivables and prepaid expenses	40,523

Total assets	673,884,697

Liabilities

Committed facility agreement payable	238,000,000
Payable for investments purchased	117,226
Swap contracts, at value	1,499,789
Interest payable	11,719
Payable to affiliates
Accounting and legal services fees	21,087
Trustees’ fees	16,435
Other liabilities and accrued expenses	95,184

Total liabilities	239,761,440

Net assets	$434,123,257

Net assets consist of

Paid-in capital	$497,593,002
Undistributed net investment income	3,065,168
Accumulated net realized gain (loss) on investments and swap agreements	(62,624,420)
Net unrealized appreciation (depreciation) on investments and
swap agreements	(3,910,493)

Net assets	$434,123,257

Net asset value per share

Based on 21,248,889 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$20.43

See notes to financial statements	Annual report | Preferred Income Fund II	13

FINANCIAL STATEMENTS

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$42,532,337
Interest	1,731,095

Total investment income	44,263,432

Expenses

Investment management fees	5,232,635
Accounting and legal services fees	156,096
Transfer agent fees	28,648
Trustees’ fees	42,811
Printing and postage	66,246
Professional fees	68,421
Custodian fees	52,413
Interest expense	2,139,372
Stock exchange listing fees	26,376
Other	61,379

Total expenses	7,874,397

Net investment income	36,389,035

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(13,921,106)
Swap contracts	(902,792)

(14,823,898)
Change in net unrealized appreciation (depreciation) of
Investments	(20,130,817)
Swap contracts	1,541,027

(18,589,790)

Net realized and unrealized loss	(33,413,688)

Increase in net assets from operations	$2,975,347

14	Preferred Income Fund II | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12

Increase (decrease) in net assets

From operations
Net investment income	$36,389,035	$37,069,665
Net realized gain (loss)	(14,823,898)	5,477,797
Change in net unrealized appreciation (depreciation)	(18,589,790)	20,003,806

Increase in net assets resulting from operations	2,975,347	62,551,268

Distributions to shareholders
From net investment income	(35,677,170)	(35,615,696)

From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	609,331	814,609

Total increase (decrease)	(32,092,492)	27,750,181

Net assets

Beginning of year	466,215,749	438,465,568

End of year	$434,123,257	$466,215,749

Undistributed net investment income	$3,065,168	$3,246,003

Share activity

Shares outstanding
Beginning of year	21,221,320	21,182,284
Issued pursuant to Dividend Reinvestment Plan	27,569	39,036

End of year	21,248,889	21,221,320

See notes to financial statements	Annual report | Preferred Income Fund II	15

FINANCIAL STATEMENTS

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
7-31-13

Cash flows from operating activities

Net increase in net assets from operations	$2,975,347
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(157,410,312)
Long-term investments sold	146,828,987
Decrease in short term investments	37,000
Net amortization of premium (discount)	21,212
Decrease in dividends and interest receivable	493,725
Decrease in payable for investments purchased	(529,312)
Decrease in receivable for investments sold	251,708
Increase in unrealized appreciation of swap contracts	(566,686)
Decrease in cash segregated at custodian for swap contracts	1,490,000
Decrease in other receivables and prepaid expenses	78,024
Decrease in unrealized depreciation of swap contracts	(974,341)
Decrease in payable to affiliates	(967)
Decrease in interest payable	(418)
Decrease in other liabilities and accrued expenses	(17,502)
Net change in unrealized (appreciation) depreciation on investments	20,130,817
Net realized loss on investments	13,921,106

Net cash provided by operating activities	$26,728,388

Cash flows from financing activities
Borrowings from committed facility agreement	$7,000,000
Reinvestment of common shares pursuant to Dividend Reinvestment Plan	$609,331
Distributions to shareholders	(35,677,170)

Net cash used in financing activities	($28,067,839)

Net decrease in cash	($1,339,451)

Cash at beginning of period	$2,117,936

Cash at end of period	$778,485

Supplemental disclosure of cash flow information

Cash paid for interest	$2,139,790

16	Preferred Income Fund II | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10	7-31-09

Per share operating performance

Net asset value, beginning of period	$21.97	$20.70	$19.57	$16.22	$18.26
Net investment income[1]	1.71	1.75	1.71	1.70	1.62
Net realized and unrealized gain (loss) on investments	(1.57)	1.20	0.96	3.14	(1.95)
Total from investment operations	0.14	2.95	2.67	4.84	(0.33)
Less distributions to common shareholders
From net investment income	(1.68)	(1.68)	(1.54)	(1.49)	(1.51)
From tax return of capital	—	—	—	—	(0.20)
Total distributions	(1.68)	(1.68)	(1.54)	(1.49)	(1.71)
Net asset value, end of period	$20.43	$21.97	$20.70	$19.57	$16.22
Per share market value, end of period	$20.05	$22.74	$20.05	$18.75	$16.06
Total return at net asset value (%)[2]	0.41	15.02	14.37[3]	31.61[3]	1.15[3]
Total return at market value (%)[2]	(4.79)	22.92	15.62	27.35	4.92

Ratios and supplemental data

Net assets applicable to common shares, end of period
(in millions)	$434	$466	$438	$414	$344
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.75	1.75	1.89	2.55
Expenses net of reductions[4]	1.69	1.75	1.72	1.80	2.37
Net investment income	7.83	8.45	8.34	9.47	12.16
Portfolio turnover (%)	21	19	18	10	15
Total debt outstanding end of period (in millions)	$238	$231	$222	$205	$170
Asset coverage per $1,000 of debt[5]	$2,824	$3,018	$2,972	$3,019	$3,024

1 Based on the average daily shares outstanding.
2 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Expenses excluding interest expense were 1.23%, 1.25%, 1.20%, 1.20% and 1.19%, for the periods ended, 7-31-13, 7-31-12, 7-31-11, 7-31-10 and 7-31-09, respectively.
5 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 7). As the outstanding amount of borrowings changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See notes to financial statements	Annual report | Preferred Income Fund II	17

Notes to financial statements

Note 1 — Organization

John Hancock Preferred Income Fund II (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

18	Preferred Income Fund II | Annual report

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Securities with a market value of approximately $52,690,160 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Discretionary	$543,150	$543,150	—	—
Consumer Staples	14,435,008	—	$14,435,008	—
Energy	7,266,300	7,266,300	—	—
Financials	395,734,937	391,068,989	4,665,948	—
Industrials	4,249,000	4,249,000	—	—
Telecommunication
Services	54,214,120	54,214,120	—	—
Utilities	145,646,426	140,084,168	5,562,258	—
Common Stocks
Energy	414,400	414,400	—	—
Utilities	24,619,830	24,619,830	—	—
Capital Preferred
Securities
Utilities	5,039,945	—	5,039,945	—
Corporate Bonds
Energy	9,521,372	—	9,521,372	—
Utilities	8,560,000	—	8,560,000	—
Short-Term Investments	463,000	—	463,000	—

Total Investments in
Securities	$670,707,488	$622,459,957	$48,247,531	—
Other Financial
Instruments
Interest Rate Swaps	($933,103)	—	($933,103)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Annual report | Preferred Income Fund II	19

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2013, the fund has a capital loss carryforward of $61,401,538 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of July 31, 2013:

CAPITAL LOSS CARRYFORWARD EXPIRING AT JULY 31		NO EXPIRATION DATE
2017	2018	SHORT-TERM	LONG-TERM

$41,725,462	$7,092,125	—	$12,583,951

20	Preferred Income Fund II | Annual report

Net capital losses of $1,492,101 that are a result of security transactions occurring after October 31, 2012, are treated as occurring on August 1, 2013, the first day of the fund’s next taxable year.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2013 and 2012 was as follows:

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	$35,677,170	$35,615,696

As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $3,073,138 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the

Annual report | Preferred Income Fund II	21

ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the fund’s risk to a counterparty equal to any amounts payable by the fund, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC swaps or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended July 31, 2013, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held during the year ended July 31, 2013 and as of July 31, 2013.

	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley	$56,000,000	Fixed 1.4625%	3-month LIBOR (a)	Aug 2016	($1,499,789)
Capital Services

Morgan Stanley	56,000,000	Fixed 0.8750%	3-month LIBOR (a)	Jul 2017	566,686
Capital Services
	$112,000,000				($933,103)

(a) At 7-31-13, the 3-month LIBOR rate was 0.2656%.

22	Preferred Income Fund II | Annual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Swap contracts, at value	Interest rate	$566,686	($1,499,789)
swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Net realized loss	($902,792)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Change in unrealized	$1,541,027
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to 0.75% of the fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily managed assets.

Annual report | Preferred Income Fund II	23

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Leverage risk

The fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to deleverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Committed facility agreement

The fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $238 million and to invest the borrowings in accordance with its investment practices. Prior to May 6, 2013, the fund could borrow up to $231 million under the CFA.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. The fund also pays a commitment fee of 0.60% per annum on any unused portion of the facility. The commitment fee for the year ended July 31, 2013 totaled $0. As of July 31, 2013, the fund had borrowings of $238,000,000 at an interest rate of 0.89%, which are reflected in the CFA payable on

24	Preferred Income Fund II | Annual report

the Statement of assets and liabilities. During the year ended July 31, 2013, the average borrowings under the CFA and the effective average interest rate were $232,668,493 and 0.92%, respectively.

The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP and (ii) thirty three and one third percent (33⅓%) of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $195,253 for the year ended July 31, 2013 is recorded as a component of interest income on the Statement of operations.

Effective August 16, 2013, the fund amended the agreement with BNP. The fund will no longer be charged a commitment fee of 0.60% per annum on any unused portion of the facility, to the extent that the daily outstanding amount of the borrowings is at least 80% of the fund’s maximum facility amount.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $157,410,312 and $146,828,987 respectively, for the year ended July 31, 2013.

Annual report | Preferred Income Fund II	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund II (the “Fund”) at July 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 25, 2013

26	Preferred Income Fund II | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Preferred Income Fund II	27

Additional information

Unaudited

Investment objective and policy

The fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund invests 25% or more of its total assets in the industries comprising the utilities sector.

Effective December 12, 2012, the Board of Trustees approved a revision to the fund’s investment policy regarding the amount of the fund’s securities that is rated investment grade. The new investment policy provides that the fund will invest at least 65% of its total assets in preferred securities and other fixed-income securities which are rated investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)) or in unrated securities determined by the Adviser to be of comparable credit quality. Under the new investment policy, the fund can invest up to 35% of its total assets in preferred securities and other fixed income securities that are rated below investment grade (“B” or higher) by either S&P or Moody’s at the time of acquisition or in unrated preferred securities or unrated fixed income securities determined by the Adviser to be of comparable quality.

Under the prior investment policy, the fund was required to invest at least 80% of its total assets in preferred securities and other fixed-income securities rated investment grade or in unrated securities determined by the Adviser to be of comparable credit quality. In addition, under the prior investment policy, the fund had the ability to invest up to 20% of its total assets in preferred securities and other fixed income securities rated below investment grade.

Dividends and distributions

During the year ended July 31, 2013, dividends from net investment income totaling $1.680 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 31, 2012	0.140
September 28, 2012	0.140
October 31, 2012	0.140
November 30, 2012	0.140
December 20, 2012	0.140
January 31, 2013	0.140
February 28, 2013	0.140
March 28, 2013	0.140
April 30, 2013	0.140
May 31, 2013	0.140
June 28, 2013	0.140
July 31, 2013	0.140
Total	$1.680

28	Preferred Income Fund II | Annual report

Dividend reinvestment plan

Pursuant to the fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com by clicking on EquityAccess & More. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Annual report | Preferred Income Fund II	29

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective July 1, 2013, the Plan was revised to reflect an updated definition of “market price.” Under the revised Plan, the “market price” of the fund’s shares on a particular date is “the last sale price for the fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” Previously, the “market price” of the fund’s shares was defined as “the last sale price for the fund’s shares on the NYSE on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date.”

Effective November 1, 2013, the Plan will be revised with respect to mail loss insurance coverage. Until October 31, 2013, when shareholders mail their certificates to the fund’s administrator, they may request Computershare Trust Company, N.A. to reimburse them for the cost of mail loss insurance coverage on certificates valued at up to $100,000. Effective November 1, 2013, Computershare will no longer reimburse this expense.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries), and 201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

30	Preferred Income Fund II | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Preferred Income Fund II (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data; performance information for the fund’s benchmark index; and other matters such as the prices at which the fund’s shares have traded and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Annual report | Preferred Income Fund II	31

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

32	Preferred Income Fund II | Annual report

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within a broader group of funds;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2012. The Board also noted that the fund had underperformed its peer group average for the one- and three-year periods and outperformed the peer group average for the five-year period ended December 31, 2012.

The Board noted the fund’s favorable performance relative to its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2012 and longer term performance relative to its peer group average for the five- and ten-year periods. The Board also took into account management’s discussion of the factors that contributed to the fund’s performance, including the differences in the investment strategy of the fund and those of its peer group and the impact of market conditions on the fund’s investment strategy relative to its peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings.

The Board noted that net management fees are lower than the peer group median. The Board also noted that total expenses, based on total managed assets, which include the fund’s assets attributable to its common stock plus borrowings for investment purposes, for the fund are lower than the peer group median.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Annual report | Preferred Income Fund II	33

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h) noted that the subadvisory fees for the fund are paid by the Advisor; and

(i) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. The Board considered whether there should be changes in the management fee rate or structure in order to enable the fund to participate in any economies of scale, noting that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor. The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that although the fund does not have breakpoints in its contractual management fee schedule, its net management fees and total expenses are lower than the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds); and

(2) the historical and current performance of the fund and comparative performance information relating to the fund’s benchmark and comparable funds.

34	Preferred Income Fund II | Annual report

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

Annual report | Preferred Income Fund II	35

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory; and

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

36	Preferred Income Fund II | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2002	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Preferred Income Fund II	37

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).

Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2002	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

38	Preferred Income Fund II | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2008	231

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).

Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), President, and Chief
Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman, Hancock
Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Annual report | Preferred Income Fund II	39

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2007).

40	Preferred Income Fund II | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2014.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Annual report | Preferred Income Fund II	41

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Steven R. Pruchansky,		Subadvisor
Vice Chairman	Andrew G. Arnott	John Hancock Asset Management
Charles L. Bardelis*	Executive Vice President	a division of Manulife Asset
James R. Boyle†		Management (US) LLC
Craig Bromley†	Thomas M. Kinzler
Peter S. Burgess*	Secretary and Chief Legal Officer	Custodian
William H. Cunningham		State Street Bank and
Grace K. Fey	Francis V. Knox, Jr.	Trust Company
Theron S. Hoffman*	Chief Compliance Officer
Deborah C. Jackson		Transfer agent
Hassell H. McClellan	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
*Member of the	Treasurer	K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HPF

For shareholder assistance refer to page 30

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

42	Preferred Income Fund II | Annual report

800-852-0218
800-843-0090 EASI-Line
jhinvestments.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P11A 7/13
MF150682	9/13

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $39,296 for the fiscal year ended July 31, 2013 and $40,172 for the fiscal year ended July 31, 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $0 for the fiscal year ended July 31, 2013 and $0 for the fiscal year ended July 31, 2012.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,629 for the fiscal year ended July 31, 2013 and $3,629 for the fiscal year ended July 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $167 for the fiscal year ended July 31, 2013 and $171 for the fiscal year ended July 31, 2012. The nature of the services comprising the all other fees was mainly tax consulting work. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,075,574 for the fiscal year ended July 31, 2013 and $3,983,540 for the fiscal year ended July 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 1, 2013.

Gregory K. Phelps
Senior Managing Director, John Hancock Asset Management since 2005
Began business career in 1981
Joined fund team in 2002 (inception)

Mark T. Maloney
Managing Director, John Hancock Asset Management since 2005
Began business career in 1976
Joined fund team in 2002 (inception)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Gregory K. Phelps	Other Registered Investment Companies: Four (4) funds with
total assets of approximately $4.0 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: Four (4) funds with
total assets of approximately $4.0 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

● A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

● A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

● A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Fund described above.

● A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

● If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

● Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

● Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

▪ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable) and no specific benchmark is used to measure performance.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

▪ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership

Gregory K. Phelps	$10,001- -$50,000

Mark T. Maloney	$50,001 - $100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	September 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	September 19, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	September 19, 2013